LightTouch

FDA Pivotal Clinical Trial

- 1,607 women, referred for cervical disease follow up
- Two-year follow up exams on 802
- No safety issues or adverse events
- Seven sites including largest private practice OBGYN clinic in California



Guided Therapeutics